UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2005 (February 11, 2005)

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.  Other Events.

On February 11, 2005, Chiron Corporation announced that the U.S. Securities and Exchange Commission (the “SEC”) has issued a formal order of investigation with respect to potential violations of federal securities laws.  The previously announced informal inquiry began following the suspension by the UK Medicines and Healthcare products Regulatory Agency (“MHRA”) of Chiron’s license to manufacture FLUVIRIN® influenza virus vaccine.  Chiron is continuing to cooperate with the SEC’s ongoing investigation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: February 14, 2005	By:	/s/ Ursula B. Bartels
Ursula B. Bartels
Vice President and General Counsel

Chiron Corporation
4560 Horton Street
Emeryville, California 94608-2916
510.655.8730 Fax 510.655.9910

News Release

For Immediate Release

Contacts:

Chiron Corporate Communications &

Investor Relations

Media:                                                           (510) 923-6500

Investors:                                          (510) 923-2300

CHIRON ANNOUNCES CHANGE IN STATUS OF SEC INQUIRY

EMERYVILLE, Calif., February 11, 2005 — Chiron Corporation (NASDAQ:  CHIR) announced today that the U.S. Securities and Exchange Commission (SEC) has issued a formal order of investigation with respect to potential violations of federal securities laws. The previously announced informal inquiry began following the suspension by the UK Medicines and Healthcare products Regulatory Agency (MHRA) of Chiron’s license to manufacture FLUVIRIN® influenza virus vaccine.  Chiron is continuing to cooperate with the SEC’s ongoing investigation.

Chiron does not undertake an obligation to update the information in this release.

About Chiron

Chiron delivers innovative and valuable products to protect human health by advancing pioneering science across the landscape of biotechnology.  The company works to deliver on the limitless promise of science and make a positive difference in people’s lives.  For more information, please visit www.chiron.com.

About Chiron Vaccines

Chiron Vaccines, the world’s fifth-largest vaccines business, is headquartered in Oxford, United Kingdom, and has facilities located throughout Europe, the United States and Asia.  Chiron Vaccines is the world’s second-largest manufacturer of influenza vaccines and has important meningitis, pediatric and travel vaccine franchises.  Chiron Vaccines is the leading vaccine manufacturer in the United Kingdom, Germany and Italy.  The company’s portfolio of products includes vaccines for influenza, meningitis C, rabies, tick-borne encephalitis, yellow fever, haemophilus influenzae B (Hib), polio, mumps, measles and rubella (MMR) and diphtheria, tetanus and pertussis (whooping cough).

NOTE:  FLUVIRIN is a trademark of Chiron Corporation.

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